UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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Current Report
Pursuant to Section 13 or 15 (d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 8, 2016 (April 5, 2016)
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STONEGATE MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)
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Ohio	001-36116	34-1194858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9190 Priority Way West Drive, Suite 300
Indianapolis, Indiana
(Address of principal executive offices)
Registrant’s telephone number, including area code: (317) 663-5100
Not applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Carrie P. Preston Employment Agreement. On April 5, 2016, Stonegate Mortgage Corporation (the “Company”) entered into an employment agreement with Carrie P. Preston, our Chief Financial Officer. The agreement provides for at-will employment, meaning that either we or Ms. Preston can terminate the agreement at any time for any or no reason.
Material terms of the employment agreement include:

•	an annual base salary of $275,000, redetermined annually by the Board;

•	eligibility for annual performance bonuses, as determined by the Board in its sole discretion, payable in cash or grants of stock, as determined by the Board; and

•	participation in our benefit plans on the same basis as peer executives.
If we terminate Ms. Preston’s employment for “cause” (as described below), she will be entitled to her annual base salary through the termination date, reimbursement for any unreimbursed business expenses incurred in accordance with Company policy prior to the date of termination, and such employee benefits, if any, as to which she may be entitled under the employee benefit plans or policies of the Company according to their terms, all reduced by amounts owned by Ms. Preston to the Company (the “Preston Accrued Payments”), but thereafter will have no further rights under the agreement. “Cause” generally means failure to exercise duties after written notice, dishonest actions including fraud and embezzlement, conviction of certain crimes, excessive alcohol use in the workplace, use of illegal drugs, misconduct that might subject us to liability, breach of Ms. Preston’s duty of loyalty, Ms. Preston’s breach of her employment agreement or any other agreement with us, insubordination, or being found guilty by a court of law of discrimination or harassment of any employee (or entering a settlement agreement for such a discrimination or harassment claim).
If Ms. Preston is terminated by us due to disability or dies during the term of the agreement, or if we terminate her employment without “cause”, she will, in each case, be entitled to payment of the Preston Accrued Payments and any earned but unpaid annual bonus.
Additionally, if a “change in control” (as described below) occurs and either (i) Ms. Preston remains employed by the Company (or its successor following such change in control) for at least 120 calendar days following such change in control or (ii) Ms. Preston is terminated by the Company for any reason other than cause during such 120-day period, Ms. Preston will be entitled to receive (1) a lump sum cash payment in an amount equal to twelve month’s of Ms. Preston’s then-current base salary, (2) accelerated vesting of any then-outstanding unvested Company equity incentive awards, (3) any earned but unpaid annual bonus and (4), in the event her employment by the Company is terminated as described in clause (ii) above, any Preston Accrued Payments, subject to the execution of a release of claims in favor of us.
In general terms, a “change of control” occurs:

•	if a person, other than Long Ridge Equity Partners, becomes a beneficial owner of our capital stock representing 35% of the voting power of our outstanding capital stock;

•
if we merge with another entity, unless (i) the business combination is with Long Ridge Equity Partners or (ii)(a) more than 50% of the combined voting power of the merged entity or its parent is represented by our voting securities that were outstanding immediately prior to the merger, (b) the Board prior to the merger constitutes at least a majority of the board of the merged entity or its parent following the merger and (c) no person is or becomes the beneficial owner of 35% or more of the combined voting power of the outstanding capital stock eligible to elect directors of the merged entity or its parent; or

•	if we sell or dispose of all or substantially all of our assets, or we are liquidated or dissolved.
The employment agreement also contains a confidentiality provision, which applies indefinitely, non-competition restrictions that apply during the term of the employment agreement, and customer and employee non-solicitation restrictions which apply for one year following Ms. Preston’s termination of employment for any reason.
Michael J. McElroy Employment Agreement. On April 5, 2016, Stonegate Mortgage Corporation (the “Company”) entered into an employment agreement with Michael J. McElroy, our General Counsel and Secretary. The agreement provides for at-will employment, meaning that either we or Mr. McElroy can terminate the agreement at any time for any or no reason.
Material terms of the employment agreement include:

•	an annual base salary of $290,000, redetermined annually by the Board;

•	eligibility for annual performance bonuses, as determined by the Board in its sole discretion, payable in cash or grants of stock, as determined by the Board; and

•	participation in our benefit plans on the same basis as peer executives.
If we terminate Mr. McElroy’s employment for “cause” (as described below), he will be entitled to his annual base salary through the termination date, reimbursement for any unreimbursed business expenses incurred in accordance with Company policy prior to the date of termination, and such employee benefits, if any, as to which he may be entitled under the employee benefit plans or policies of the Company according to their terms, all reduced by amounts owned by Mr. McElroy to the Company (the “McElroy Accrued Payments”), but thereafter will have no further rights under the agreement. “Cause” generally means failure to exercise duties after written notice, dishonest actions including fraud and embezzlement, conviction of certain crimes, excessive alcohol use in the workplace, use of illegal drugs, misconduct that might subject us to liability, breach of Mr. McElroy’s duty of loyalty, Mr. McElroy’s breach of his employment agreement or any other agreement with us, insubordination, or being found guilty by a court of law of discrimination or harassment of any employee (or entering a settlement agreement for such a discrimination or harassment claim).
If Mr. McElroy resigns without “good reason” (as described below), is terminated by us due to disability or dies during the term of the agreement, he will, in each case, be entitled to payment of the McElroy Accrued Payments and any earned but unpaid annual bonus. “Good reason” generally means a material diminution in Mr. McElroy’s base salary (other than a similar diminution that impacts other similarly situated executives), a material diminution in Mr. McElroy’s authority or any other action of the Company constituting a material breach of the employment agreement.
If we terminate Mr. McElroy’s employment without “cause” (other than by reason of death or disability) or Mr. McElroy resigns for “good reason,” he will be entitled to payment of the McElroy Accrued Payments, any earned but unpaid annual bonus and, subject to the execution of a release of claims in favor of us, a lump sum cash payment in an amount equal to twelve-month’s of Mr. McElroy’s then-current base salary.
Additionally, if a “change in control” (as described above) occurs and either (i) Mr. McElroy remains employed by the Company (or its successor following such change in control) for at least 120 calendar days following such change in control or (ii) Mr. McElroy is terminated by the Company for any reason other than cause during such 120-day period, Mr. McElroy will be entitled to receive (1) a lump sum cash payment in an amount equal to twenty-four month’s of Mr. McElroy’s then-current base salary, (2) accelerated vesting of any then-outstanding unvested Company equity incentive awards, (3) any earned but unpaid annual bonus and (4), in the event his employment by the Company is terminated as described in clause (ii) above, any McElroy Accrued Payments, subject to the execution of a release of claims in favor of us.
The employment agreement also contains a confidentiality provision, which applies indefinitely, non-competition restrictions that apply during the term of the employment agreement, and customer and employee non-solicitation restrictions which apply for one year following Mr. McElroy’s termination of employment for any reason.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STONEGATE MORTGAGE CORPORATION (Registrant)

Date: April 8, 2016	By:	/s/ Carrie P. Preston
Carrie P. Preston
Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)